Exhibit 99.1

Copyright © 2021 Immunome, Inc. All rights reserved. Harnessing the Human Memory B Cell Response To Develop Antibody - Based Therapeutics July 20, 2021 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com

2 Copyright © 2021 Immunome, Inc. All rights reserved. Forward Looking Statements This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and COVID - 19 therapeutic antibody programs, execution of our clinical and strategic plans, anticipated upcoming milestones for IMM - BCP - 01 and IMM - ONC - 01, including expectations regarding therapeutic potential and benefits thereof, and IND filings. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy including with respect to the timing of our R&D efforts, IND filings, initiation of clinical studies and other anticipated milestones; the timing and effectiveness of any antibody therapeutics which may be developed by us; our ability to fund operations; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in our Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 25, 2021, and elsewhere in our filings and reports with the SEC. Forward - looking statements contained in this announcement are made as of this date, and we undertake no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This document may contain product names, trade names, trademarks and service marks of the Company and of other organizations, of which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind.

Copyright © 2021 Immunome, Inc. All rights reserved. 3 Management Team Michael Morin, PhD Chief Scientific Officer Dennis Giesing , PhD Chief Development Officer Purnanand Sarma, PhD President & CEO Sandra Stoneman, Esq. Chief Legal Officer Corleen Roche Chief Financial Officer Matthew Robinson, PhD SVP, Research & Development

Copyright © 2021 Immunome, Inc. All rights reserved. 4 Immunome Highlights Discovery Engine • Rapid, unbiased interrogation of memory B cells to identify novel targets and antibodies directed at them • Plan to advance one or more product candidates into development by end of 2021 • Multiple opportunities for partnering Infectious Disease • IMM - BCP - 01: Three - antibody cocktail targeting SARS - CoV - 2 variants • IND filing anticipated in Q3 2021 • $17.6M contract from U.S. Department of Defense Oncology • IMM - ONC - 01: Lead program, first - in - class human antibody targeting IL - 38 • IND filing anticipated in Q4 2021 • 50+ novel targets; four programs in target validation stage Multiple clinical data readouts in infectious disease and oncology programs expected in the next 12 - 18 months

5 Copyright © 2021 Immunome, Inc. All rights reserved. Immunome Development Pipeline and Anticipated Key Milestones ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED NEXT MILESTONE IMM - BCP - 01 Three SARS - CoV - 2 Epitopes Three antibody cocktail IND filing Q3 2021 ANTI - INFECTIVES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED NEXT MILESTONE IMM - ONC - 01 IL - 38 Anti IL - 38 antibody IND filing Q4 2021

Copyright © 2021 Immunome, Inc. All rights reserved. 6 The Power of Memory B Cells Immunome’s Discovery Engine Sees Disease Through the Lens of the Human Memory B Cell • Memory B cells remember specific antigens and allow for a rapid antibody response 1 • The antibodies that these cells produce are a primary component of the body’s response to diseases: » In cancer , the presence of memory B cells in tumors is associated with favorable outcomes in response to immuno - oncology therapy 2 - 4 » In infectious disease , these cells produce the high - affinity antibodies that are responsible for fighting disease Memory B cells are the most educated component of the immune response 1. B Cell Localization and Migration in Health and Disease, Anja E. Hauser, Uta E. Höpken , in Molecular Biology of B Cells (Second Edition), 2015 2. Helmink et al Nature 577, 549 - 555; 2020 3. Petiprezet al Nature 577, 556 - 560; 2020 4. Cabrita et al Nature 577 ,561 - 565; 2020

Copyright © 2021 Immunome, Inc. All rights reserved. 7 Discovery Engine Unbiased Interrogation of Memory B Cells Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody - target interactions Therapeutic Output Unique therapeutic antibody - target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine Process

Copyright © 2021 Immunome, Inc. All rights reserved. 8 Infectious Disease

Copyright © 2021 Immunome, Inc. All rights reserved. 9 IMM - BCP - 01 Antibody Cocktail Against Three SARS - CoV - 2 Epitopes Collaboration with U.S. DoD awarded up to $17.6M in funding Select convalescent patients with strong anti - viral titer Antibody cocktail for potential prophylaxis and treatment Deep repertoire screening against multiple viral proteins Collect convalescent blood and isolate memory B cells Produce antibody mixture (3 Abs) using recombinant manufacture Screen for anti - viral antibodies Discovery engine enables rapid isolation of antibodies against SARS - CoV - 2 and potentially other infectious agents

Copyright © 2021 Immunome, Inc. All rights reserved. 10 SARS - CoV - 2 Evolving Landscape IMM - BCP - 01 Designed to Meet The Threat Of Emerging SARS - CoV - 2 Variants SARS - CoV - 2 Continues To Mutate Resulting in New Escape Mutants • Certain variants exhibit increased transmission and decrease the efficacy of vaccines & therapeutics • Alpha (UK, B.1.1.7), Beta (S. Africa, B.1.351), Gamma (Brazil, P.1) and most recent Delta (India, B.1.617.2) are the CDC “Variants of Concern” (as of 07/19/2021) • Patients with impaired immune function will continue to need potent therapeutic options in both treatment and prophylactic settings • Patients may remain susceptible to new variants, despite prior exposure or vaccination • IMM - BCP - 01 is designed to treat current variants and limit mutational drift • Targets three non - overlapping epitopes - multi - modal action, akin to natural human response • Broadly conserved epitopes, informed by human response - mitigates viral escape • Additional therapeutic actions beyond neutralization - enables viral clearance and reduces susceptibility to mutational drift

Copyright © 2021 Immunome, Inc. All rights reserved. 11 IMM - BCP - 01 Triangulating the Spike Protein: Targeting Three Non - Overlapping Regions x Antibody A : binds to ACE2 binding site, highly potent neutralizer x Antibody B : binds to an epitope conserved in all CoV - 2 variants tested to date x Antibody C : binds to a unique epitope • “E465 patch,” a subdominant epitope not subject to selective pressure 1 • Cross - reacts with, and neutralizes, SARS - CoV - 1 in pseudovirus testing Selected antibodies bind to three distinct faces on the receptor binding domain (RBD) of the Spike protein: ANTIBODY B ACE2 Receptor ANTIBODY C ANTIBODY A IMM - BCP - 01 Antibody Cocktail : • Retains picomolar binding to multiple complex and single point mutations • Alpha, Beta, Gamma and Delta variants • High affinity and complementary/synergistic activity 1. Greaney et al Cell Host & Microbe; 2021

Copyright © 2021 Immunome, Inc. All rights reserved. 12 IMM - BCP - 01 Antibody Cocktail Approach Translates to Efficacy Across Multiple Variants in Pre - clinical Testing • Pseudovirus neutralization across multiple strains • CDC SARS - CoV - 2 Variants of Concern (07/19/21) • Live virus neutralization across multiple strains • Alpha and Beta • US and European reference live viruses, USA - WA1/2020 and BavPat1/2020 • Demonstrated efficacy in infected hamster model • Prophylactic and therapeutic efficacy in hamsters infected with SARS - CoV - 2 (USA - WA1/2020) • Based on pre - clinical efficacy, therapeutic dose required may permit administration using a non - intravenous route Multiple antibodies Activity against variants Variant 2 Variant 1

Copyright © 2021 Immunome, Inc. All rights reserved. 13 IMM - BCP - 01 Neutralizes CDC Variants of Concern in Pseudovirus Testing • Alpha, Beta, Gamma and Delta » CDC Variants of Concern (as of 07/19/2021) • US and European reference strains, USA - WA1/2020 and BavPat1/2020 • Activity maintained over 20 single point and complex mutations Neutralization Across Multiple Variants Potent Neutralization of Delta Variant (B.1.617.2)

Copyright © 2021 Immunome, Inc. All rights reserved. 14 IMM - BCP - 01 Exhibits Robust Activity in In - Vitro Live Virus and Infected Hamster Models – Select Examples Antibody Cocktail Neutralizes UK (B.1.1.7) Antibody Cocktail Reduces Viral Lung Titer • IMM - BCP - 01 live virus neutralization in vitro • IMM - BCP - 01 treatment of hamsters infected with the SARS - CoV - 2 Washington (CDC - WA 1/2020) reference virus Antibody Concentration ( nM ) UK (B.1.1.7) Percent Neutralization IMM - BCP - 01 No Rx Translation of Activity: Protein Binding Pseudovirus Neutralization Live Virus Neutralization In vivo Efficacy

Copyright © 2021 Immunome, Inc. All rights reserved. 15 IMM - BCP - 01 Antibody Cocktail With Potent Pre - clinical Activity Against SARS - CoV - 2 Variants of Concern x Binding to three non - overlapping regions of receptor binding domain (RBD), leading to combinatorial activity x Neutralize multiple SARS - CoV - 2 variants, including CDC - designated “Variants of Concern” and “Variants of Interest” x Demonstrate non - neutralization mechanisms in vitro x Potent efficacy in infected hamster models in prophylaxis and treatment studies Potential as a therapy and prophylaxis IND filing anticipated in Q3 2021

Copyright © 2021 Immunome, Inc. All rights reserved. 16 Oncology

Copyright © 2021 Immunome, Inc. All rights reserved. 17 Immunome’s Discovery & Output Memory B Cells Interrogation Reveals Target Rich Functional “Clusters” • Common biological processes that may have disease relevance, such as exosome control of the tumor microenvironment 1 - 2 • Novel immune checkpoints that serve as functional, tumor - derived inhibitors of immunity Provides critical insights into cancer biology such as: 1. Adv Clin Chem. 2016;74:103 - 41.DOI: 10.1016/bs.acc.2015.12.005 2. Mol Cancer. 2019 Oct 23;18(1):146. doi: 10.1186/s12943 - 019 - 1074 - 3 3. Including some commercially - validated targets such as ERBB2 Target Cluster 2 Target Cluster 5 Target Cluster 1 Target Cluster 3 Target Cluster 4 Target Cluster 6 13 22 22 2 10 2 A Highly Productive Platform; Outputs To Date: 300,000 hybridomas | 1,300 hits 50+ antibody / target pairs 3

Copyright © 2021 Immunome, Inc. All rights reserved. 18 The Power of Memory B Cells B Cell Immunity Offers Access to Multiple Antitumor Mechanisms Tumor - derived Factors/ metastatic cells Target - specific antibodies Tumor of B Cell Donor Responding Patient Immune Modulation Exosomes & Membrane Dynamics Tumor or Tumor - Associated Stromal Antigens Neutralization of secreted inhibitory factors in tumor microenvironment Neutralization of endosomes involved In immune suppression/pioneering the metastatic niche Identification of tumor - associated proteins for targeting by ADC or immune cell - redirection exosomes proteins B Cells T Cells Dendritic Cells Macrophages

Copyright © 2021 Immunome, Inc. All rights reserved. 19 Oncology R&D Pipeline Mapping the Tumor Through the Lens of the B Cell Identifies Unique Therapeutic Targets Immune Modulators Exosomes & Membrane Dynamics Tumor or Tumor - Associated Stromal Antigens Program Pathways Potential Cancers of Relevance Stage IMM - ONC - 01 (Anti - IL - 38) Inhibitory cytokine negatively regulate innate immunity Lung, head and neck, melanoma, prostate Development IMM20325 Soluble factor promotes angiogenesis and neutrophils/T cell tolerance Thyroid cancer Research Program Pathways Potential Cancers of Relevance Stage IMM20059 Highly expressed on tumor - derived exosomes PD - L1 resistant melanoma and prostate Research IMM20065 Modulates actin - dependent endocytosis protein transport, and cell division Lung, cervical, CRC, breast Research Program Pathways Potential Cancers of Relevance Stage IMM20326 Metabolic enzyme overexpressed on tumor cell surface Chemoresistant HCC & osteosarcoma Research

Copyright © 2021 Immunome, Inc. All rights reserved. 20 IL - 38: A Novel Oncology Target IL - 38 Appears to Dampen Innate Anti - Tumor Immunity • IL - 38 is an IL - 1 cytokine family member, but most closely resembles the natural antagonists of the family (IL - 1Ra and IL - 36a) • IL - 38 inhibits infiltration & pro - inflammatory activity of innate immune cells (e.g., M Φ, γδ T cells, DCs) • IL - 38 inhibits innate immune responses by dendritic cell precursors, macrophages 1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 5BOW Typical Inflammatory Anti - tumor Response PD - 1/PD - L1 IL - 38 1 Blocking IL - 38 is expected to boost anti - tumor immunity

Copyright © 2021 Immunome, Inc. All rights reserved. 21 IL - 38 Expression in Solid Tumors IL - 38 is Over - Expressed in Multiple Tumors of High Unmet Medical Need, and Associated with Reduced Immune Cell Infiltration IL - 38 is over - expressed in multiple tumors of high unmet medical need Inverse relationship between IL - 38 expression and immune cell infiltration in tumors Head & Neck Lung, Squamous Esophagus Cervix Prostate Bladder Skin Lung, Adeno 23% 53% 41% 48% 25% 14% 30% 9% Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset T Cells Macrophages

Copyright © 2021 Immunome, Inc. All rights reserved. 22 Clinical Consequences of IL - 38 Expression Recent Literature Reports Show Correlation Between IL - 38 and Tumor Growth IL - 38 high IL - 38 low

Copyright © 2021 Immunome, Inc. All rights reserved. 23 IMM - ONC - 01 Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) • Immunologically cold tumor model • IMM - ONC - 01 equivalent to best in class I/O (anti - CTLA4) in this model • IMM - ONC - 01 vs anti - mCTLA4 • ~40% response rate upon treatment with IMM - ONC - 01 ab • Animals with complete cures resistant to tumor re - challenge • Strongly suggests immunological memory • Consistent with proposed MOA 5 10 15 20 25 0 500 1000 Study Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) 1333-103G EMT6 Re-challenge: Mean TV Untreated control (n=5) Anti-CTLA4 (n=4) CD1M3 (n=4) Vehicle control Anti - mCTLA4 IMM - ONC - 01 Vehicle control Anti - mCTLA4 IMM - ONC - 01

Copyright © 2021 Immunome, Inc. All rights reserved. 24 IMM - ONC - 01 Program Summary Modulating Innate Anti - Tumor Immunity • IL - 38 is a novel checkpoint in the innate immune system » Target of an antibody isolated from the memory B cells of a patient with head and neck cancer • Targeting IL - 38 using IMM - ONC - 01 can boost anti - tumor immunity » Potential indications include multiple cancers with high unmet medical need, e.g. lung, head and neck, melanoma, prostate • IND filing anticipated in Q4 2021 IMM - ONC - 01 is a novel antibody candidate targeting IL - 38 huIgG (PDB 1HZH) 1 1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 1HZH

Copyright © 2021 Immunome, Inc. All rights reserved. 25 Summary •

Copyright © 2021 Immunome, Inc. All rights reserved. 26 Broad patent estate covering technology and applications Exclusively licensed patents from key academic institutions Significant additional intellectual property generated by Immunome Intellectual Property and Finance Traded on NASDAQ under Ticker IMNM ~$72M proceeds raised from IPO and subsequent follow - ons $17.6M funding from DoD for IMM - BCP - 01 Cash runway through the end of 2022 Finance IP

Copyright © 2021 Immunome, Inc. All rights reserved. 27 Immunome Summary Discovery Engine • Rapid, unbiased interrogation of memory B cells to identify novel targets and antibodies directed at them • Plan to advance one or more product candidates into development by end of 2021 • Multiple opportunities for partnering Infectious Disease • IMM - BCP - 01: Three - antibody cocktail targeting SARS - CoV - 2 variants • IND filing anticipated in Q3 2021 • $17.6M contract from U.S. Department of Defense Oncology • IMM - ONC - 01: Lead program, first - in - class human antibody targeting IL - 38 • IND filing anticipated in Q4 2021 • 50+ novel targets; four programs in target validation stage Multiple clinical data readouts in infectious disease and oncology programs expected in the next 12 - 18 months

Copyright © 2021 Immunome, Inc. All rights reserved. 28 Appendix

Copyright © 2021 Immunome, Inc. All rights reserved. 29 Scientific Advisory Board Scott Dessain, MD, PhD Chair, Founder Joseph and Ray Gordon Chair of Clinical Oncology and Research at Lankenau Institute for Medical Research George Prendergast, PhD Cancer Biology Former Editor of Cancer Research President and CEO of Lankenau Institute for Medical Research William Strohl, PhD Antibody Engineering & GMP Formerly Centocor; Biologics Lead at J&J Anthony Tolcher, MD, FRCPC Early Clinical Development NEXT Oncology, San Antonio Medical Center Louis Weiner, MD Immuno - Oncology Director, Georgetown Lombardi Comprehensive Cancer Center and Director, MedStar Georgetown Cancer Institute Andrew Badley. MD Mayo Clinic Professor, Infectious Diseases and Chair, COVID - 19 Research Taskforce Professor & Chair, Department of Molecular Medicine, Michael Diamond , MD, PhD Washington University School of Medicine The Herbert S. Gasser Professor of Medicine and Professor of Molecular Biology Pathology and Immunology Jeffery Henderson , MD, PhD Washington University Associate Professor of Medicine and Molecular Biology Shmuel Shoham , MD Johns Hopkins University School of Medicine Associate Professor of Medicine Susan Weiss , PhD University of Pennsylvania Perelman School of Medicine Professor and Vice Chair, Department of Microbiology Co - Director, Penn Center for Research on Coronaviruses and Other Emerging Pathogens Oncology COVID - 19

Copyright © 2021 Immunome, Inc. All rights reserved. 30 Board of Directors Mike Rapp, Chairman Managing Partner, Broadband Capital Investments, LLC Richard Baron Formerly Chief Financial Officer, Zynerba Pharmaceuticals John LaMattina, PhD Formerly President, Pfizer Global Research & Development Michael Lefenfeld President and CEO, Cyanco International Co - founder of SiGNa Chemistry Franklyn Prendergast, MD, PhD Formerly Member, the Mayo Board of Governors and the Mayo Foundation Board of Trustees Purnanand Sarma, PhD President & CEO, Immunome Inc. Philip Wagenheim Managing Partner, Broadband Capital Partners, LLC